UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2007
ARCHSTONE-SMITH TRUST
(Exact name of registrant as specified in charter)

Maryland	1-16755	84-1592064
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, including Area Code): (303) 708-5959
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS
     R. Scot Sellers, Chairman and Chief Executive Officer of Archstone-Smith Trust (“ASN”), was quoted in a wire story released by Market News International on April 16, 2007. The article suggests that Mr. Sellers provided information about ASN’s financial results for the first quarter of 2007. In fact, Mr. Sellers was referring to our guidance for 2007, which was provided in our press release and on our earnings conference call held on February 1, 2007. He did not comment on ASN’s actual results for the first quarter of 2007. Actual financial results for the first quarter of 2007 will be disclosed in our earnings press release, which is scheduled for May 9, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST

Dated: April 18, 2007	By:	/s/ Thomas S. Reif Name: Thomas S. Reif
Title: Group Vice President and Associate General
Counsel